abrdn Funds

(the “Trust”)

abrdn International Sustainable Leaders Fund

(the “Fund”)

Supplement dated July 19, 2023 to the Fund’s Summary Prospectus dated February 28, 2023,

as supplemented to date (the “Summary Prospectus”)

Effective July 28, 2023 (the “Effective Date”), Andrew Brown will no longer serve as portfolio manager for the Fund and the reference to Andrew Brown in the Summary Prospectus will be deleted. Additionally, on the Effective Date, Ben Ritchie will be added as a portfolio manager of the Fund and the Fund will be jointly managed by Ben Ritchie, Kurt Cruickshank, and Roseanna Ivory.

Therefore, on the Effective Date, the following replaces the table in the section entitled, “Portfolio Managers”:

Name	Title	Served on the Fund Since
Ben Ritchie	Head of Developed Markets Equities	2023
Kurt Cruickshank	Investment Director	2023
Roseanna Ivory	Investment Director	2023

Please retain this Supplement for future reference.